Exhibit 99.3
Supplemental Data for Earnings Conference Call April 2008

This presentation contains forward-looking statements. Forward looking statements, written or oral, provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions, including the residential and commercial real estate markets; changes in interest rates, including interest rate resets; and changes in the competitive environment. Additional risks and uncertainties and other financial information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's annual report on Form 10-K for the year ended December 31, 2007, and subsequent filings with the United State Securities and Exchange Commission (SEC). Copies of these filing are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.nationalcity.com. Management may elect to update forward looking statements at some future point; however, it specifically disclaims any obligation to do so. Forward-Looking Statements

Today's Discussion First Quarter Results Credit Performance and Trends

I. First Quarter Results

1Q08 Summary Income Statement 1 Includes $532mm gain on the redemption of Visa shares 2 Includes release of Visa indemnification liabilities of $240mm 1 2

Revenue by Line of Business Core businesses continue to perform well in the current environment

Focus for 2008 Growth in core businesses Focus on growth in core commercial, retail and wealth/asset management Continued emphasis on in-footprint / multiple relationship business Ongoing rationalization of mortgage company operations and infrastructure to match lower origination levels Focused resources on the liquidating portfolios More aggressive loss mitigation tactics Acquisition integration Systems conversion of MAF complete Broadening product offerings, sales processes and risk management practices Continued expense control and discipline

II. Credit Performance and Trends

Overview - Credit Performance and Trends Continued solid performance in core commercial loan portfolios Softening in Direct and Branch consumer portfolios Deterioration in broker originated liquidating and higher risk portfolios, above expectations Non-prime mortgage National Home Equity Construction/Perm product in mortgage portfolio Overall Q1 losses of $538 million are above expectations Broker originated liquidating and higher risk portfolios Methodology change to accelerate loss recognition on non-prime mortgage book; home equity portfolio conversion related clean up 2008 range of losses increased by $0.7-$1.1 billion to $2.0-$2.4 billion Allowance for losses increased by $0.8 billion in Q1 to $2.6 billion

Review of 1Q08 Credit by Portfolio Loan Balances $37,198 $23,775 $15,805 $12,167 $2,673 $8,111 $5,345 $4,546 $6,239 $115,859 Net Charge-offs $24 $26 $42 $22 $96 $65 $140 $24 $99 $538 Net Charge-off Rate 0.27% 0.44% 1.08% 0.72% 13.44% 3.02% 10.08% 2.06% 6.32% 1.88% Provision $72 $89 $73 $82 $325 $102 $247 $24 $379 $1,393 Provision Rate 0.77% 1.49% 1.84% 2.77% 48.66% 4.85% 18.4 8% 2.13% 24.25% 4.81% Ending ALLL $503 $332 $116 $122 $383 $209 $350 $97 $470 $2,582 ALLL / Loan Balance 1.35% 1.40% 0.73% .99% 14.33% 2.58% 6.55% 2.14% 7.53% 2.23% Branch 1st Other Non- Orig for Orig for C&I CRE H/E Mortgage C/P Consumer Prime Portfolio Sale Total Residential Real Estate National Home Equity

Commercial Real Estate As of March 31, 2008 ($ in millions) Michigan Florida National Rest of Footprint Total % of Total Nonowner-Occupied (IRE) Residential Development (including land) $417 $758 $1,253 $1,636 $4,064 17.1% Non-Residential Development 373 69 987 3,585 5,014 21.1 Income Producing 995 304 1,453 3,719 6,471 27.2 Subtotal - Investment Real Estate 1,785 1,131 3,693 8,940 15,549 65.4 Owner - Occupied (C&I, Red Capital) 786 118 155 7,167 8,226 34.6 Total Commercial Real Estate $2,571 $1,249 $3,848 $16,107 $23,775 100.0% Residential Development and Land Development - Residential Residential Development and Land Development - Residential Residential Development and Land Development - Residential Nonperforming Loans $58 $149 $43 $97 $347 Percent of Category 13.9% 19.7% 3.4% 5.9% 8.5% Florida represents acquisitions of Harbor Florida Bankshares and Fidelity Bankshares in 2006 and 2007, respectively.

4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Branch and Direct 0.32 0.32 0.17 0.23 0.36 1.08 NHE for Portfolio 0.95 0.65 0.57 0.63 1 2.06 NHE for Sale 1.23 2.79 6.32 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 Home Equity Overview 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 Branch and Direct 0.14 0.12 0.15 0.18 0.26 0.4 NHE for Portfolio 0.32 0.33 0.24 0.43 0.6 0.75 NHE for Sale 0.33 1.26 1.66 Other Consumer 0.73 0.5 0.48 0.67 1.68 0.384 0.119 -0.021 National Processing 0.02 0 0 NCOs / Average Loans 90+ Past Due/ Loans Direct Home Equity NHE Portfolio NHE Sale 15.7 4.7 6.3 NHE originated for portfolio $4.5B Branch and Direct $15.8B NHE originated for sale $6.2B Total Home Equity - $26.5B As of March 31, 2008

Undeveloped 331 2.19 3.47 4.29 In Process 510 1.35 1.67 1.61 Near Completion 2171 0.033 0.07 First Mortgage 27 0.234 0 Non-Prime 11 0.119 -0.021 NHE 20 0 0 Comm'l 2 Other 16 National City Mortgage - Residential Construction $2.7bn portfolio 78% primary residence Average FICO 729 Eliminated product offering 3Q07 16 4Q07 25 1Q08 96 Near Completion 72% In process 17% Undeveloped 11% 1Q07 2Q07 3Q07 4Q07 Undeveloped 136 3.14 3.06 3.52 In Process 94 0.5 0.48 0.67 1.68 Near Completion 263 0.119 -0.021 Total 493 0 0 As of March 31, 2008 Summary Description Loan Breakdown Net Charge-offs NPAs & 90+ Past Due / Loans ($ in millions) ($ in millions)

Non-Prime Liquidating Portfolio $ in millions Pro Forma 1Q08 1Q08 4Q07 3Q07 2Q07 1Q07 Net C/O - $ First Lien $11 $29 $8 $6 $6 $6 Net C/O - $ Second Lien $76 $111 $31/$48 $17/$35 $19/$37 $47/$65 Net C/O - % First Lien 1.08% 2.86% .69% .48% .43% .43% Net C/O - % Second Lien 23.66% 34.55% 7.64% 3.64% 3.65% 9.66% 90 Days+ Past Due - $ First Lien $558 $558 $586 $561 $470 $482 90 Days+ Past Due - $ Second Lien $248 $124 $222 $173 $149 $160 90 Days+ Past Due - % First Lien 13.75% 13.75% 12.69% 11.10% 8.35% 8.70% 90 Days+ Past Due - % Second Lien 19.28% 9.64% 13.69% 9.26% 7.16% 8.22% 1st Lien 2nd Lien Outstanding $4.0bn $1.3bn FICO 609 618 LTV 79% 99% Summary Description $5.3B portfolio $407 million pay down in 1Q08 Reflects change in accounting policy to accelerate charge offs and recognition of second lien loans as nonperforming at 90 days. March 31, 2008 (1) (3) (1) (3) Pro Forma restated to include reinsurance expense. (2) (2) Pro Forma assuming no policy change per note (1). (3) (3) (3)

Liquidating Portfolio - Loss Expectations As of March 31, 2008 ($ in millions) (1) Includes expected mortgage insurance recoveries (1)